1 (OTCBB: AAMA) www.asiamartinc.com March 2007

Note Regarding Forward-Looking Statements
This presentation contains forward-looking statements and information about Asiamart that is intended to be covered by the safe harbor for forward-looking statements provided by the Private
Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “plan,” “seek,” “intend,” or “anticipate” or the negative thereof or comparable terminology, and include discussions of strategy, and statements about industry trends and Asiamart’s future performance, operations and products.
Certain facts, figures and data in this presentation, where indicated, is based on third-party research and reports.  Although management believes this information is accurate and reliable,
Asiamart has not undertaken to independently verify such information, and does not assume responsibility for the accuracy or reliability of such statements.
The forward-looking information in this presentation should be considered only in connection with
“Risk Factors” in Asiamart’s quarterly report on Form 10-Q filed with the SEC on November 14,
2006, and its other current and periodic reports filed with the SEC. Asiamart assumes no obligations to update any forward-looking statements or information set forth in this presentation.
Although we believe that our plans, intentions and expectations reflected in our forward-looking statements are reasonable, we can give no assurance that these plans, intentions or expectations will be achieved. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied, by any such forward-looking statements contained in this presentation.  All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth in the “Risk Factors” in our SEC reports.

Company Overview
•
Asiamart is the largest PRC tourist retail operation in HK
•
We operate discount shopping centers catering to tourists from mainland China
•
Tourists are brought directly to shopping centers through a large network of travel companies and tour operators
•
Average daily PRC tourist visits in 2006: 1,800
•
Competitive prices on a wide range of
merchandise including consumer
electronics, skin care and cosmetics,
dietary supplements, health care,
watches and high-end optical products
•
Over 110 vendors sourced through its
trading arms

Company Profile
Symbol: OTCBB:  AAMA
Website:                            www.asiamartinc.com
Recent Price (3/2/07): $1.60 per share
Shares Outstanding: 24.5 million
Revenue: $41.7 million (9 months 2006)
Net Income: $2.8 million (9 months 2006)
EBITDA: $3.4 million (9 months 2006)
Fiscal Year End: December 31st

Industry Business Chain
Entertainment
Consumer
Electronics
Cosmetics
Health
Products
Watches &
Jewelry
Others
Hotel
Bookings
Ticketing
Shopping
PRC Travel
Agencies
Individual
Visitors
Hong Kong
Tour Operators
PRC
Outbound
Tourists
Others
Macau
Taiwan
South East Asia
Others
Existing Operations
Growth Opportunities

Business Model
PRC
Tourists
Tourist
Shopping
Centers/
Platform
Unique
Marketing Mix
Travel Agencies
(China)
Customers
Incentive
Program
Orders
Products
Distribution
Third Party
Retail Outlets
Tour Operators
(HK)
Sole Agents &
Manufacturers
Distribution
Companies

Investment Highlights
•
The largest retail operation in Hong Kong serving PRC outbound tourists
•
Established alliances with leading mainland travel agencies and
CNTA-endorsed Hong Kong Receiving Agents for Chinese Tours
•
Actively control over customer flow
•
Strong relationships with international suppliers such as Panasonic,
JVC, Rollei, Pentax, Olympus, Samsung
•
Marketing vehicle for suppliers
•
Growth opportunities: regional expansion, online affiliation, new product category and private label development
•
Chinese consumer electronics sales projected to grow at double digit rates over the next decade

RUSSIA
KAZAKSTAN
MONGOLIA
Beijing
CHINA
Shanghai
INDIA
Hong Kong
Macau

ASIAMart INC.

PRC Outbound Travel Trends
Source: 2003-2005 —Census & Statistics Department, Hong Kong Government; 2006 —Hong Kong Tourism Board
PRC Visitors to HK
(in millions)
8.5
12.2
12.5
13.6
0
5
10
15
20
2003 2004 2005 2006

China Tourism Growth Potential
100
75
50
34.52
31.03
28.85
0
25
50
75
100
125
2004 2005 2006 2010 2015 2020
Source: World Tourism Organization (WTO)
* 2% of total population of 1.306 billion
** 4th largest outbound country
*** 9% of total population (population growth being constant)
Projected Number of PRC Tourists (in millions)
-Hong Kong’s tourism
industry is expected to
grow an average 9.2%
annually between 2004
and 2013
-The Hong Kong SAR
Government has plans to
develop a wide-range of
diversified tourist
attractions with a view to
enhancing the overall
attractiveness as a
premier tourist destination
- For example, the cost of
redevelopment of Ocean
Park was USD$705 million
Source: World Travel & Tourism Council
Hong Kong Tourism Board
*
***
**

5 day 4 Night Trip from Shanghai to Hong Kong and Macau
$256
$439
$250
$24
0
100
200
300
400
500
600
700
800
Visitor Joining Tours Individual Visitor
Entrance Fee at Ocean Park
Transportation
Accommodations
Cost Savings of Joining Tours
Sources: China Civil Aviation, Turbo Jet Sea Express, www.macauhotel.com.hk, www.asiarooms.com, Ocean Park,
Shun On International Travel Ltd.,  Spring International Travel Service (HK) Ltd.
$719

Average Spending Per Visitor (2005)
Out of a USD $853 Total
Other
spending,
USD $523
(62%)
Tour Fee,
USD $250
(29%)
Spending at
our retail
centers
USD $80
(9%)
*
Average Spending Per Visitor
Source: Hong Kong Board of Tourism, Visitors Survey
* Average spending per PRC traveler in 2005 is USD $70.3

Panasonic

JVC

SAMSUNG

Rollei

PENTAX

OLYMPUS

SANYO

Kodak

Canon

FUJIFILM

SONY

FUJITAC

Nikon

CASIO

ASIAMart INC.

Strategic Alliances with Suppliers
• Business alliances with
Shun Hing
Shun Hing
Group (JVC,
Group (JVC,
Panasonic), Samsung
Panasonic), Samsung,
Jebsen (Rollei, Pentax,
Jebsen (Rollei, Pentax,
Casio)
Casio),
Olympus
Olympus
& other global electronic product
distributors
• High volume and rapid turnover yields volume
discounts from suppliers
• Long-term supplier relationships led to development
of exclusive international brand models with
warranty coverage
• Specific branded storefront counters are set up in
Asiamart’s retail centers
• Suppliers have developed marketing programs

Market Position
• Hong Kong tourism retail leader attracting over 50% of group tours visiting Hong Kong from Mainland China
– 44.4% growth in store traffic in 2006 from the prior year
• Asiamart actively controls the flow of shopper traffic based on tour visits
• Induction of industry chains into Asiamart platform of value services to create “multi-win” situation
• Strategic Alliances with dominant CNTA-endorsed Hong Kong
Receiving Agents for Chinese Tours which hold over 60% of
market share and over 1,000 Chinese outbound travel
agencies
• Tailor-made incentive program for tour operators

SAMSUNG
SAMSUNG
SAMSUNG

Panasonic
Pana
JVC

PENTAX
JVC

ASIAMart INC.

Advantages over Traditional Tourist Retailers
Asiamart Traditional Tourist Retailers
Cost of Goods
Volume discounts of up to 25% below
“wholesale” price
Wholesale price
Advertising &
Marketing
Tailor-made campaigns by International
Brands/ in-store counters & displays
No organized international brand
cooperation
Rental Expense
Inexpensive rents outside city center Expensive premium rents in city
Customer Flow/Type
Actively directed;
Arranged by travel agencies
Passive;
Relies on walk-in traffic

15 Use of Proceeds – Working Capital – Extension of Product Line – Development of Private Label – Implementation of CRM Program $3 million Financing Completed in October 2006

Growth Opportunity: Geographical Expansion
• PRC tourist visits to Macau are growing
in response to Macau’s open-door
policy for Tourism
• Booming Gambling business is
attracting tourism in Macau
• Macau tourist-retail markets are
underdeveloped
• Supplier and tour operator relationships
are in place for rapid startup
• Additional supplier volume discounts
and tour operator leverage can be
achieved
PRC Visitors to Macau
(in millions)
5.7
12.2
10.5
12
0
5
10
15
20
2003 2004 2005 2006
Proposed Additional Retail Centers in Macau

Proposed Affiliation with Online Tourism Portals
in China
• In 1997, there were 620,000 Internet users in China, which grew to 103 million in 2005
• From 2005 to 2006, the number of Chinese Internet users grew by another
20 million, or 19.4%, to a total of 123 million
• Internet users as a group are more affluent than the general public
• Online portals will attract users interested in travel and tourism
• Online presence may increase brand awareness and supplement our marketing efforts
• Travel agencies, hotel management, entertainment and service providers have already begun to establish an online presence in China
• Online expansion opens up possibilities for joint marketing and/or referral arrangements with other companies in the travel industry
• Future potential for direct sales and sales support to customers
Growth Opportunity: Online Expansion

Investment in additional CRM functionality to
improve operational efficiency and profitability
• Increase product sales volume, expand product mix and
improve profitability by gathering real-time intelligence
• Expand business presence in China
• Strengthen relationships with tour operators
• Offer suppliers intelligence about product marketing to the
PRC market
Growth Opportunity: Efficiency Yields

Private label / New merchandise development
• Projected growth of PRC consumer electronics demand
makes electronics label a natural fit
• Competitive prices can be offered while maintaining a
high profit margin
• Management’s exclusive model experience supports
private label growth opportunity
• Targeted product mix
• New Product categories:
– Project underway in watch/jewelry sales
Growth Opportunity:
Private Label / New Product Development

Management
Alex Yue, Co-founder, Chairman & CEO
• Over 20 years of experience in retail and tourism industries
• Responsible for establishing solid business relationship with travel agencies both in Mainland China &
Hong Kong
• Member of Huizhou City Committee of the Chinese People’s Political Consultative Congress
Danny Leung, Chief Operations Officer
• Over 20 years of experience and a proven sales record in the retail, hospitality and tourism industries
• Responsible for overseeing sales operations, strategic planning, sales training and management
Albert Wong, Chief Financial Officer
• 18 years experience as practicing CPA in Hong Kong
• Barrister of the High Court since 1998
• Independent non-executive director of three listed companies on Hong Kong Exchange: Bonjour
Holdings Limited, Kin Yat Holdings Limited and Arts Optical International Holdings Limited
Noelle Hon, Chief Investor Relations Officer
• Over 10 years of experience in marketing and corporate communications
• Responsible for developing Company recognition, overseeing investor relations, identifying potential investors, CRM and corporate communications program of the Company

Financial Results
*Net Income figure excludes Merger Transaction Expense of $855,867
(in thousands)
2003 2004 2005 2005 2006*
Revenue 7,914 $    35,730 $   46,148 $  31,943 $   41,653 $
   % Growth 351.5% 29.2% 30.4%
Gross Profit 384 $      13,790 $   20,474 $  14,004 $   22,170 $
   Gross Profit Margin 4.9% 38.6% 44.4% 43.8% 53.2%
SG&A 304 $      12,685 $   17,008 $  11,719 $   19,750 $
   SG&A Margin 3.8% 35.5% 36.9% 36.7% 47.4%
Net Income 87 $        1,303 $    3,523 $    2,312 $     3,641 $
   Net Margin 1.1% 3.6% 7.6% 7.2% 8.7%
Sept 30,
9 months ended

Financial Results, continued
$87
$1,303
$3,523
$2,312
$3,641
2003 2004 2005 9 mos
2005
9 mos
2006
Net Income
(in USD 000)
*Net Income figure excludes Merger Transaction Expense of $855,867
*
Revenue
(in USD 000)
$7,914
$35,730
$46,148
$26,187
$41,589
2003 2004 2005 9 mos
2005
9 mos
2006

Increase in Customer Visits;
Stable/Increasing Gross Margins
Number of PRC Tourist Visitors
746,734
316,310
548,036
73.3%
51.3
43.8
53.2
Gross Profit Margin (%)
* last twelve months
LTM*             9 mos 2005        9 mos 2006
LTM*             9 mos 2005        9 mos 2006

Summary & Outlook
• Anticipated boom in PRC outbound tourism
• Open-door Policy for Tourism in Macau
• Projected growth in PRC consumer electronics sales highly
favorable
• Travel agencies view Asiamart as Hong Kong’s retail tourism leader
• We are a long-term partner and high-volume performer for our suppliers
• Additional growth through both geographical and online
expansion, new product category and private label development
• Continuing improvement in performance and profit, with healthy financial ratios

25 Thank you!